Schedule V, AMERCO and Consolidated Subsidiaries, Supplemental Information (for Property-Casualty Insurance Operations), Parenthetical (Details) (Repwest, USD $) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Net investment income excludes net realized (gains) losses on investments:
Investment Income	$ (4.9)	$ (0.3)	$ 0.3
Eliminations
Premiums earned and written net of intersegment transactions:
Earned premiums eliminated	$ 0	$ 0	$ 0